Taxation	6 Months Ended
Jun. 30, 2025
Taxation [Abstract]
TAXATION

12. TAXATION

Cayman Islands

The Company was incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

British Virgin Islands

The Company’s subsidiaries incorporated in the British Virgin Islands are not subject to taxation in the British Virgin Islands.

United Arab Emirates

The Company’s subsidiaries incorporated in United Arab Emirates (the “UAE”) are currently not subject to taxation in United Arab Emirates, as companies operating in the designated free zones of the UAE and not conducting business activities in the UAE mainland are exempt from corporate taxes or customs duty.

Hong Kong

The Company’s subsidiaries incorporated in Hong Kong are subjected to Hong Kong profits tax. With effect from April 1, 2018, a two-tiered profits tax rate regime applies. The profits tax rate for the first Hong Kong dollars (“HKD”) 2 million of corporate profits is 8.25%, while the standard profits tax rate of 16.5% remains for profits exceeding HKD 2 million. If no election has been made, the whole of the taxpaying entity’s assessable profits will be chargeable to standard profits tax rate. Because the preferential tax treatment is not elected by the Group, the subsidiaries registered in Hong Kong are subject to income tax at a rate of 16.5%.

Mainland China

Generally, the Company’s WFOE and subsidiaries, which are considered PRC resident enterprises under PRC tax law, are subject to enterprise income tax on their worldwide taxable income as determined under PRC tax laws and accounting standards at a rate of 25%.

United States

The Company’s subsidiary, which incorporated in United States in 2022, is subject to statutory U.S. Federal corporate income tax at a rate of 21% for the six months ended June 30, 2025 and 2024. The Company does not believe it is more likely than not that the losses are realizable. There is no related tax provision other than state minimum taxes.

For the six months ended June 30, 2025 and 2024, the Group recognized nil income tax benefit.

The following table sets forth reconciliation between the statutory income tax rate and the effective tax rates:

	For the six months ended June 30,
	2025	2024
Statutory income tax rate in PRC	25.0%	25.0%
Tax effect of non-deductible items	(0.6)%	-
Tax effect of undeclared expenses	-	(4.1)%
Tax effect of fair value changes	2.5%	-
Tax effect of income tax rate differences in jurisdictions other than the PRC	(49.1)%	(2.3)%
Tax effect of net operating loss not applicable to carryforwards	(24.1)%	4.2%
Change in valuation allowance	46.3%	(22.8)%
Effective tax rate	-	-

The Group does not file combined or consolidated tax returns, therefore, losses from individual subsidiaries of the Group may not be used to offset other subsidiaries’ earnings within the Group. Valuation allowance is considered on each individual subsidiary basis. Full valuation allowance of US$89.3 million and US$90.0 million had been provided as of June 30, 2025 and December 31, 2024 respectively in respect of all deferred tax assets as it is considered more likely than not that the relevant deferred tax assets will not be realized in the foreseeable future.